                              FIRST AMENDMENT TO
                  BENTHOS, INC. employee stock ownership PLAN
            as Amended and Restated Effective as of October 1, 1987


     AMENDMENT adopted this 11th day of April 1997, by Benthos, Inc.
                            ----
(hereinafter referred to as the "Company"):


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Company has heretofore adopted a defined contribution plan known as the "Benthos, Inc. employee stock ownership Plan", which was amended and restated effective as of July 1, 1987 (the "Plan") and

     WHEREAS, the Company, pursuant to Section 16.1 of the Plan, has reserved the right to amend the Plan at any time by vote of its Board of Directors; and

     WHEREAS, the Company wishes to amend further the Plan to make a technical modification to the provisions pertaining to the limit on "annual additions."

     NOW, THEREFORE, effective as of October 1, 1996 the Plan is hereby amended as follows:

     Section 7.5(b) is amended to read as follows:

     (b) Any remaining Excess Amount shall be attributed to, and treated in accordance with provisions of, the qualified retirement plan or plans maintained by the Company or other members of the Affiliated Group in the following order:

           (i)    any qualified defined benefit plan;

           (ii)   any qualified 401(k) plan;

           (iii)  any qualified stock bonus plan;

           (iv)   any qualified profit sharing plan;

           (v)    any qualified money purchase plan.

     In all other respects the terms of the Plan remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the undersigned Company has caused this Amendment to be executed by its duly authorized officer as of the day and year set forth above.


                                          Benthos, Inc.


                                          By: /S/ JOHN L. COUGHLIN
                                             ---------------------

                                      -2-